                                                 Exhibit 25



                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM T-1
                      STATEMENT OF ELIGIBILITY UNDER THE
                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION

                         DESIGNATED TO ACT AS TRUSTEE
       CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE

                        PURSUANT TO SECTION 305(b)(2)

                 NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)


                                  58-0193243
                    (I.R.S. employer identification no.)

      600 Peachtree Street, N.E.
      Suite 900
      Atlanta, Georgia                                     30308
      (Address of principal executive offices)           (Zip Code)


                            John T. Henderson
                 NationsBank of Georgia, National Association
                            Area Administration
                            6000 Feldwood Road
                       College Park, Georgia  30349
                            (404) 774-6074
          (Name, Address and telephone number of agent for service)

                             with a copy to:
                  NationsBank of Georgia, National Association
                             Corporate Trust
                     600 Peachtree Street, Suite 900
                            Atlanta, GA  30308

                     SOUTH CAROLINA ELECTRIC & GAS COMPANY
              (Exact name of obligor as specified in its charter)


             South Carolina                         57-0248695
        (State of other jurisdiction                (IRS Employer
         of incorporation or organization)          identification no.)

                                 1426 Main Street
                         Columbia, South Carolina  29201
                                 (803) 748-3000

               (Name, address, including zip code, and telephone number,
                 including area code, of principal executive office)

                                First Mortgage Bonds
                        (Title of the indenture securities)




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


1. General information.

   Furnish the following information as to the trustee-

   (a) Name and address of each examining or supervising authority to which it is subject.

        The Comptroller of the Currency,
        Washington, D.C.

        Federal Reserve Bank of Atlanta
        104 Marietta Street, N.W.
        Atlanta, Georgia

        Federal Deposit Insurance Corporation
        Washington, D.C.

   (b)  Whether it is authorized to exercise corporate trust powers.

        Yes.

2.  Affiliations with obliger.

    If the obligor is an affiliate of the trust, describe each such affiliation.

        None.

16.  List of Exhibits.

     List below all exhibits filed as a part of this statement of eligibility.

     (1) A copy of the Articles of Association of the trustee as now in effect. (See Exhibit 1 to Form T-1, Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (2) A copy of the certificate of authority of the trustee to commence business.

     (3) A copy of the authorization of the trustee to exercise corporate trust powers.

     (4) A copy of the existing by-laws of the trustee, as amended to date. (See Exhibit 4 to Form T-1, Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

     (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.





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
                               SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, NationsBank of Georgia, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 2nd day of March, 1995.


                                        NATIONSBANK OF GEORGIA
                                         NATIONAL ASSOCIATION


                                       By: s/Elizabeth Talley
                                           Elizabeth Talley
                                           Assistant Vice President


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


                            EXHIBIT 6 TO FORM T-1

                             CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trustee Indenture
Act of 1939 in connection with the proposed issuance of South Carolina Electric & Gas Company First Mortgage Bonds, NationsBank of Georgia, National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                        NATIONSBANK OF GEORGIA
                                         NATIONAL ASSOCIATION



                                      By: s/Elizabeth Talley
                                          Elizabeth Talley
                                          Assistant Vice President






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

                            EXHIBIT 2 TO FORM T-1


Comptroller of the Currency
Administrator of National Banks

Washington, D. C.  20219



                                 CERTIFICATE

I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:


1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq. as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. "NationsBank of Georgia, National Association", Atlanta, Georgia, (Charter No. 13068), a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.


                          IN TESTIMONY WHEREOF, I have

                          hereunto subscribed my name

                          and caused my seal of office

                          to be affixed to these presents

                          at the Treasury Department, in

                          the City of Washington and District

                          of Columbia, this 27th day of

                          October, 1994.



                          s/Eugene A. Ludwig
                          Comptroller of the Currency






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

                             EXHIBIT 3 TO FORM T-1



Comptroller of the Currency
Administrator of National Banks

Washington, D. C.  20219


                       Certification of Fiduciary Powers

I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify the records of this Office evidence "NationsBank of Georgia, National Association", Atlanta, Georgia, (Charter No. 13068), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of The Act of Congress approved September 29, 1962, 76 Stat. 668, 12 U.S.C. 92a. I further certify the authority so granted remains in full force and effect.


                          IN TESTIMONY WHEREOF, I have

                          hereunto subscribed my name

                          and caused my seal of Office

                          of the Comptroller of the

                          Currency to be affixed to these

                          presents at the Treasury

                          Department, in the City of

                          Washington and District of

                          Columbia, this 27th day of

                          October, 1994.



                          s/Eugene A. Ludwig
                          Comptroller of the Currency




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




                           EXHIBIT 7 TO FORM T-1

Comptroller of the Currency
Administrator of National Banks


                             REPORT OF CONDITION



Consolidating domestic and foreign subsidiaries of the NationsBank of Georgia, N.A. of Atlanta, in the state of Georgia, at the close of business on December 31, 1994 published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 13281, Comptroller of the Currency, Atlanta District.

Statement of Resources and Liabilities
                                                    Dollar Amounts in Thousands


ASSETS


Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin......         1,461,889
Securities:
  Held-to-maturity securities...........................         2,262,381
  Available-for-sale securities.........................         1,704,228


Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
  Federal funds sold....................................           327,598
  Securities purchased under agreements to resell.......            50,963
Loans and lease financing receivables:
   Loans and leases, net of unearned income..........10,515,223
   LESS:  Allowance for loan and lease losses........   144,407
   Loans and leases, net of unearned income,
    allowance, and reserve...............................        10,370,816
Assets held in trading accounts..........................            17,966
Premises and fixed assets (including capitalized leases).           185,993
Other real estate owned..................................             7,316
Customer' liability to this bank on acceptances
  outstanding............................................           185,160
Intangible assets........................................            39,069
Other assets.............................................           170,761
Total assets.............................................        16,784,140


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LIABILITIES

Deposits:
   In domestic offices.......................................     8,563,349
   Noninterest-bearing.......................................2,854,657
   Interest-bearing..........................................5,708,692

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and
 Agreement subsidiaries, and in IBFs:
   Federal funds purchased..............................          5,493,214
   Securities sold under agreements to repurchase.......            305,789
 Demand notes issued to the U.S. Treasury...............             49,994
 Trading Liabilities....................................              4,846
 Other borrowed money:
     With original maturity of one year or less.........            144,728
     With original maturity of more than one year.......                492
 Bank's liability on acceptances executed and
  outstanding...........................................            185,160
 Subordinated notes and debentures......................            270,000
 Other liabilities......................................            706,065
 Total liabilities......................................         15,723,637

                                              EQUITY CAPITAL

 Common stock...........................................             97,747
 Surplus................................................            232,803
 Undivided profits and capital reserves.................            768,850
 Less: Net unrealized gains (losses) on available-for-sale
  securities............................................            (38,897)
 Total equity capital...................................          1,060,503
 Total liabilities, limited-life preferred stock, and equity
  capital...............................................         16,784,140

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

         Jim Lientz
    Hugh M. Chapman   Directors
          Ken Lewis



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